Fiscal 2025 Fourth Quarter and Full-Year Results MARCH 24, 2026

© Core & Main All Rights Reserved. Confidential and Proprietary Information. CAUTIONARY STATEMENTS Cautionary Note Regarding Forward-Looking Statements This presentation and accompanying discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, all statements other than statements of historical or current facts contained in this presentation including statements relating to our intentions, beliefs, assumptions or current expectations concerning, among other things, our future results of operations and financial position, business strategy and plans and objectives of management for future operations, including, among others, statements regarding expected growth, future capital expenditures, capital allocation and debt service obligations, and the anticipated impact on our business. Some of the forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words or other comparable terms. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be outside our control. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition, cash flows and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended February 1, 2026 (“Annual Report on Form 10-K”) and other factors discussed in our filings with the United States Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Furthermore, new risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. Factors that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, without limitation: declines, volatility and cyclicality in the U.S. residential and non-residential construction markets; slowdowns in municipal infrastructure spending and delays in appropriations of federal funds; our ability to competitively bid for contracts; price fluctuations in our product costs (including effects of tariffs); our ability to manage our inventory effectively, including during periods of supply chain disruptions; risks involved with acquisitions and other strategic transactions, including our ability to identify, acquire, close or integrate acquisition targets successfully; the fragmented and highly competitive markets in which we compete and consolidation within our industry; the development of alternatives to distributors of our products in the supply chain; our ability to hire, engage and retain key personnel, including sales representatives, qualified branch, district and regional managers and senior management; our ability to identify, develop and maintain relationships with a sufficient number of qualified suppliers and the potential that our exclusive or limited supplier distribution rights are terminated; changes in supplier rebates or other terms of our supplier agreements; the availability of freight; the ability of our customers to make payments on credit sales; our ability to identify and introduce new products and product lines effectively; the spread of, and response to, public health crises and the inability to predict the ultimate impact on us; costs and potential liabilities or obligations imposed by environmental, health and safety laws and requirements; regulatory change and the costs of compliance with regulation; changes in stakeholder expectations in respect of environmental, social and governance and sustainability practices; exposure to product liability, construction defect and warranty claims and other litigation and legal proceedings; potential harm to our brand or reputation; difficulties with or interruptions of our fabrication services; safety and labor risks associated with the distribution of our products; interruptions in the proper functioning of our and our third-party service providers’ information technology systems, including from cybersecurity threats; impairment in the carrying value of goodwill, intangible assets or other long-lived assets; our ability to continue our customer relationships with short-term contracts; risks associated with operating internationally, including exporting and importing of certain products; our indebtedness and the potential that we may incur additional indebtedness that might restrict our operating flexibility; the limitations and restrictions in the agreements governing our indebtedness, the Amended and Restated Limited Partnership Agreement of Core & Main Holdings, LP as amended, and the Tax Receivable Agreements (each as defined in our Annual Report on Form 10-K); increases in interest rates on our variable rate indebtedness; changes in our credit ratings and outlook; our ability to generate the significant amount of cash needed to service our indebtedness; our organizational structure, including our payment obligations under the Tax Receivable Agreements, which may be significant; our ability to sustain an active, liquid trading market for our Class A common stock; and risks related to other factors described under “Risk Factors” in our Annual Report on Form 10- K . These factors are not exhaustive, and new factors may emerge or changes to the foregoing factors may occur that could impact our business. Except to the extent required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, which speak only as of the date of this presentation. Use of Non-GAAP Financial Measures In addition to providing results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”), we present EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Net Debt, Adjusted Diluted Earnings Per Share (“Adjusted Diluted EPS"), Free Cash Flow and Free Cash Flow Yield, all of which are non-GAAP financial measures. These measures are not considered measures of financial performance or liquidity under GAAP and the items excluded therefrom are significant components in understanding and assessing our financial performance or liquidity. These measures should not be considered in isolation or as alternatives to GAAP measures such as net income, net income attributable to Core & Main, Inc. or diluted earnings per share, as applicable, cash provided by or used in operating, investing or financing activities or other financial statement data presented in our financial statements as an indicator of our financial performance or liquidity. We use EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Net Debt, Adjusted Diluted EPS, Free Cash Flow and Free Cash Flow Yield to assess the operating results and effectiveness and efficiency of our business. We present these non-GAAP financial measures because we believe investors consider them to be important supplemental measures of performance, and we believe that these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. Non-GAAP financial measures as reported by us may not be comparable to similarly titled metrics reported by other companies and may not be calculated in the same manner. These measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP. Reconciliations of such non-GAAP measures to the most directly comparable GAAP measure and calculations of the non-GAAP measures are set forth in the appendix of this presentation. No reconciliation of the estimated range for Adjusted EBITDA and Adjusted EBITDA margin for fiscal 2026 is included herein because we are unable to quantify certain amounts that would be required to be included in net income attributable to Core & Main, Inc. without unreasonable efforts due to the high variability and difficulty to predict certain items excluded from Adjusted EBITDA. Consequently, we believe such reconciliation would imply a degree of precision that would be misleading to investors. In particular, the effects of acquisition expenses cannot be reasonably predicted in light of the inherent difficulty in quantifying such items on a forward-looking basis. We expect the variability of these excluded items may have an unpredictable, and potentially significant, impact on our future GAAP financial results. Presentation of Financial Information The accompanying financial information presents the results of operations, financial position and cash flows of Core & Main, Inc. (“Core & Main” or the “Company”) and its subsidiaries, which includes the consolidated financial information of Core & Main Holdings, LP, a Delaware limited partnership (“Holdings”), and its consolidated subsidiary, Core & Main LP, as the legal entity that conducts the operations of the Company. Core & Main is the primary beneficiary and general partner of Holdings and has decision making authority that significantly affects the economic performance of the entity. As a result, Core & Main consolidates the consolidated financial statements of Holdings. All intercompany balances and transactions have been eliminated in consolidation. The Company records non-controlling interests related to Partnership Interests (as defined in our Annual Report on Form 10-K) held by the Continuing Limited Partners (as defined in our Annual Report on Form 10-K) in Holdings. The Company’s fiscal year is a 52 or 53-week period ending on the Sunday nearest to January 31st. Quarters within the fiscal year include 13-week periods, unless a fiscal year includes a 53rd week, in which case the fourth quarter of the fiscal year will be a 14-week period. The three months ended February 1, 2026 included 13 weeks, while the three months ended February 2, 2025 included 14 weeks. The fiscal year period ended February 1, 2026 ("fiscal 2025") included 52 weeks, while the fiscal year period ended February 2, 2025 ("fiscal 2024") included 53 weeks. The next fiscal year ending January 31, 2027 (“fiscal 2026”) will include 52 weeks. 2

© Core & Main All Rights Reserved. Confidential and Proprietary Information. TODAY'S PRESENTERS Mark Witkowski Chief Executive Officer Robyn Bradbury Chief Financial Officer Glenn Floyd Director, Investor Relations 3 Brad Cowles President

Business Update MARK WITKOWSKI

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 17% 5 CORE & MAIN SNAPSHOT Key Stats Market Reach $10.4B Market Cap $7.6B Net Sales $931M Adjusted EBITDA(2) 370+ Branches ~5,600 Associates 60K+ Customers 5,000+ Suppliers Total Market Share $44B TAM Market Mix New Construction vs. Repair & Replace (1) As of the fiscal year ended February 1, 2026. (2) Adjusted EBITDA is a non-GAAP financial measure. Refer to the appendix for a reconciliation to the nearest GAAP measure. (3) Based on independent third-party research and management estimates. (4) Total addressable market is inclusive of the United States and Canada. Leader in Advancing Reliable Infrastructure with Local Service, Nationwide $462M Net Income Branch locations Headquarters 225K+ Products (1) (1) (1) (1) 50%50% New Construction Repair & Replace 44% 38% 18% Municipal Non-Residential Residential (1) 20% U.S. Market Share $39B TAM(3) (1) (3)(4)

© Core & Main All Rights Reserved. Confidential and Proprietary Information. COMPELLING VALUE PROPOSITION 6 Local Expertise National Capabilities Value to SuppliersValue to Customers We deliver essential infrastructure products and solutions to communities for water, wastewater, storm drainage, and fire protection needs. We succeed by investing in our people to know their industries, products and customers, connecting local experts within our national network to deliver anytime, anywhere.

© Core & Main All Rights Reserved. Confidential and Proprietary Information. FY25 ACCOMPLISHMENTS Consistent Execution in a Dynamic Operating Environment ▪ Achieved FY25 net sales of $7.65B, Adjusted EBITDA(1) of $931M and Adjusted Diluted EPS(1) of $2.97 ▪ Broadened our product portfolio to address aging water infrastructure ▪ Expanded footprint with targeted growth investments – Opened ten new greenfields in attractive markets during and shortly after FY25 – Completed two complementary acquisitions: Canada Waterworks and Pioneer Supply ▪ Structurally improved gross margins through initiative execution – FY25 gross margins improved 30 bps YoY to 26.9% – Private label now ~5% of sales (+100 bps YoY), supported by additional distribution capacity and SKUs ▪ Executed $30M of annualized cost actions without compromising customer service – Continued investment in growth-focused roles and technology to drive efficiency ▪ Generated strong operating cash flow of $650M supporting organic growth, M&A and shareholder returns – Deployed $155M in FY25 to repurchase 3.2M shares – Deployed $39M to repurchase 0.8M shares subsequent to year-end 7 (1) Adjusted EBITDA and Adjusted Diluted EPS are non-GAAP financial measures. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure.

SECULAR END MARKET TRENDS

Our End Markets Are Poised for Long-Term Growth

U.S. Municipal Water Infrastructure Spending(1)



($ in Billions)
$ 200
$ 160
$ 120
$ 80
$ 40
$ -
'75
'79
'83
'87
'91
'95
'99
'03
'07
'11
'15
'19
'23

Non-Residential Starts(2)



(Sq. Feet in Thousands)
7.5
6.0
4.5
3.0
1.5
-
'75
'80
'85
'90
'95
'00
'05
'10
'15
'20
'25

Single Family Housing Starts(3)



(Starts in Thousands)
7.5
6.0
4.5
3.0
1.5
-
'75
'80
'85
'90
'95
'00
'05
'10
'15
'20
'25

Considerations

- Municipal end market benefits from a large base of aging infrastructure that drives consistent repair and replacement demand, complemented by incremental federal and state funding that expands the long-term growth opportunity.
- Non-residential end market supported by U.S. re-industrialization, with manufacturing and mega project trends driving multi-year construction activity.
- Decades of underbuilding relative to household formation have created a structural housing undersupply and a long runway for new residential lot development; recent housing trends only exacerbate the issue.

(1) Source: Congressional Budget Office. (2025, February). Public spending on transportation and water infrastructure, 1956 to 2023 (Publication No. 60874). (2) Source: Dodge Data & Analytics. Represents non-residential building starts (measured in square feet) per million of U.S. population. (3) Source: U.S. Census Bureau. Represents single-family housing starts per million of U.S. population.

© Core & Main All Rights Reserved. Confidential and Proprietary Information.

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© Core & Main All Rights Reserved. Confidential and Proprietary Information. 9 SALES INITIATIVES DRIVING MARKET SHARE GAINS Industry-Leading Capabilities Drive Consistent Above Market Growth Meters Fusible HDPETreatment Plant Solutions Geosynthetics Geographic ExpansionStrategic Accounts

DRIVING SUSTAINABLE GROWTH THROUGH M&A

Deep & Actionable Acquisition Pipeline…


$44B
Addressable Market[1]
Regional & Local Distribution

Hundreds
of Acquisition Targets

50+
Actionable Opportunities

~12
Opportunities in Pipeline at Any Point in Time

$1B+
Sales Opportunity Over Next 5 Years

…Backed by a Proven Integration Playbook

- **Clear strategic and financial criteria** focused on geographic and product line expansion
- **Proprietary acquisition sourcing model** supported by deep industry relationships and detailed market mapping exercises
- **Disciplined valuation framework** targeting return-accretive transactions with executable synergies
- **Flexible integration approach** that preserves local operating model while unlocking scale benefits across sourcing and operations
- Seller benefits include **broader product breadth**, **industry-specific technology**, **national scale and resources**, **shared administrative support**, and **best-in-class training** and **career development opportunities**

Significant Growth Opportunity in a Highly Fragmented Market

(1) Based on independent third-party research and management estimates.

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© Core & Main All Rights Reserved. Confidential and Proprietary Information. MULTIPLE LEVERS TO DRIVE MARGIN EXPANSION 11 Private Label Sourcing & Pricing Optimization Technology & Innovation Internal master distributor platform enabling direct-sourcing of private and white-label products National buying expertise & proactive product management to enhance profitability Focused investment in core business processes Products enhanced to meet local specification requirements Equal or better products at similar market prices Utilize purchase history, market conditions and strong supplier relationships to optimize supplier terms Drive new product growth through our branch network Deploying new technology solutions that can deliver measurable impacts Significant long-term opportunity to improve efficiency and scale our growthNational scale and industry expertise drive value-based pricing, supported by data insights and local decision-making

Financial Results ROBYN BRADBURY

© Core & Main All Rights Reserved. Confidential and Proprietary Information. $67 $73 Q4'24 Q4'25 $0.33 $0.37 Q4'24 Q4'25 $1,698 $1,581 Q4'24 Q4'25 $0.51 $0.52 Q4'24 Q4'25 $179 $167 Q4'24 Q4'25 $451 $428 Q4'24 Q4'25 13 Q4 2025 FINANCIAL RESULTS Net Sales Net Income ($ in Millions, Except Per Share Amounts) Gross Profit Adjusted EBITDA(2) Diluted EPS Adjusted Diluted EPS(2) (7%) % of Sales 26.6% 27.1%+50 bps (5%) +70 bps% of Sales +9% 10.6%10.5% +10 bps% of Sales(2) (7%) +12% 3.9% 4.6% +2% +1% Avg. Daily Sales Growth(1) (1) Average daily net sales represents total net sales divided by the number of available billing days in each period. The three months ended February 1, 2026 included 60 days, while the three months ended February 2, 2025 included 65 days. (2) Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Diluted EPS are non-GAAP financial measures. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure.

© Core & Main All Rights Reserved. Confidential and Proprietary Information. $434 $462 FY24 FY25 $2.13 $2.31 FY24 FY25 $7,441 $7,647 FY24 FY25 $2.78 $2.97 FY24 FY25 $930 $931 FY24 FY25 $1,980 $2,059 FY24 FY25 14 FY25 FINANCIAL RESULTS Net Sales Net Income ($ in Millions, Except Per Share Amounts) Gross Profit Adjusted EBITDA(2) Diluted EPS Adjusted Diluted EPS(2) (1) Average daily net sales represents total net sales divided by the number of available billing days in each period. Fiscal 2025 included 252 days, while fiscal 2024 included 257 days. (2) Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Diluted EPS are non-GAAP financial measures. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. +3% % of Sales 26.6% 26.9%+30 bps +4% +20 bps % of Sales +7% 12.2%12.5% (30 bps)% of Sales(2) 0% +9% +7% 5.8% 6.0% +5% Avg. Daily Sales Growth(1)

FY25 CASH FLOW & BALANCE SHEET

($ in Millions)

Operating Cash Flow



$931
($104)
($103)
($79)
$5
$650
FY25 Adjusted EBITDA[1]
Interest
Working Capital
Taxes[2]
Other
FY25 Operating Cash Flow

Capital Structure

Facility	Maturity	Interest Rate		As of 2/1/26
Senior ABL Credit Facility	2/9/29	S + 125[3]		—
Senior Term Loan due 2028	7/27/28	S + 200		1,233
Senior Term Loan due 2031	2/9/31	S + 200		933
Total Debt				**2,166**
Less: Cash & Cash Equivalents				(220)
Net Debt[1]			**$**	**1,946**

Capital Allocation



$286M
Share Repurchases ($155M)
Acquisitions ($61M)
Capital Expenditures ($46M)
Debt Service ($24M)

Free Cash Flow Yield[1][4]



5.8%
2.9%
2.1%
CORE & MAIN
S&P 500
Specialty Distributor Peers[5]

(1) Adjusted EBITDA, Net Debt and Free Cash Flow Yield are non-GAAP financial measures. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. (2) Represents operating cash taxes paid to the IRS and other state & local taxing authorities. Does not include the portion of our tax obligation distributed to non-controlling interest holders as a financing cash outflow. (3) Carries interest at term secured overnight financing rate ("Term SOFR") plus a margin ranging from 125 to 175 basis points, depending on borrowing capacity. (4) Defined as last twelve months free cash flow (net cash provided by operating activities minus capital expenditures) divided by market capitalization as of February 1, 2026. (5) Includes Ferguson, SiteOne Landscape Supply, Pool Corporation and Watsco.

© Core & Main All Rights Reserved. Confidential and Proprietary Information.

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© Core & Main All Rights Reserved. Confidential and Proprietary Information. FISCAL 2026 OUTLOOK 16 (1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Refer to “Use of Non-GAAP Financial Measures” for a discussion regarding the lack of a reconciliation of these estimated ranges. (2) Defined as net cash provided by (used in) operating activities divided by Adjusted EBITDA for the period presented. Disciplined Outlook with Margin Progress and Strong Cash Flow Generation ($ in Millions) FY25 FY26 Outlook Net Sales $7,647 $7,800 - $7,900 Adjusted EBITDA(1) $931 $950 - $980 Adjusted EBITDA Margin(1) 12.2% 12.2% - 12.4% Operating Cash Flow Conversion(2) 70% 60% - 70%

Appendix

© Core & Main All Rights Reserved. Confidential and Proprietary Information. PRODUCT & SERVICE OFFERING 18

© Core & Main All Rights Reserved. Confidential and Proprietary Information. CAPITAL ALLOCATION FRAMEWORK 19 Priority Uses for Capital Organic Growth & Operational Initiatives M&A Share Repurchases or Dividends Significant Cash Generation with a Focus on Fueling Growth & Shareholder Returns ▪ Expect future capital expenditures to average ~0.7% – 0.8% of net sales ▪ Maintain a robust M&A pipeline and a disciplined approach to sourcing, acquiring and integrating businesses ▪ Deploy surplus capital towards share repurchases and/or dividends, subject to board approval and market conditions Operating Cash Flow Target ~60% – 70% of Adjusted EBITDA Maintain Flexible Balance Sheet with Net Debt Leverage Target of 1.5x – 3.0x

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 27 Branches 20 CONSISTENT TRACK RECORD OF M&A 20182017 2019 2020 2021 2022 2023 2024 2025 3 Branches 4 Branches 15 Branches 18 Branches 14 Branches 20 Branches 40 Branches 5 Branches ~$50M ~$20M ~$200M ~$220M ~$150M ~$160M ~$330M ~$620M ~$95M Acquired Sales ~145 Branches and ~$1.8B of Sales Acquired Since 2017

© Core & Main All Rights Reserved. Confidential and Proprietary Information. RECONCILIATION OF NON-GAAP MEASURES 21 (1) Includes depreciation of certain assets which are reflected in “cost of sales” in our Statement of Operations. (2) Represents expenses associated with acquisition and other activities, including transaction costs, post-acquisition employee retention bonuses, severance payments and expense recognition of purchase accounting fair value adjustments (excluding amortization). ($ in Millions) Adjusted EBITDA & Adjusted EBITDA Margin Three Months Ended Fiscal Years Ended February 1, 2026 February 2, 2025 February 1, 2026 February 2, 2025 Net income attributable to Core & Main, Inc. $ 70 $ 64 $ 441 $ 411 Plus: net income attributable to non-controlling interests 3 3 21 23 Net income 73 67 462 434 Depreciation and amortization (1) 46 49 186 186 Provision for income taxes 21 21 145 143 Interest expense 29 36 120 142 EBITDA $ 169 $ 173 $ 913 $ 905 Equity-based compensation 3 3 17 14 Acquisition and other expenses (2) — 3 6 11 Other income (5) — (5) — Adjusted EBITDA $ 167 $ 179 $ 931 $ 930 Adjusted EBITDA Margin: Net Sales $ 1,581 $ 1,698 $ 7,647 $ 7,441 Adjusted EBITDA / Net Sales 10.6% 10.5% 12.2% 12.5% Net Income Margin: Net Sales $ 1,581 $ 1,698 $ 7,647 $ 7,441 Net Income / Net Sales 4.6% 3.9% 6.0% 5.8%

© Core & Main All Rights Reserved. Confidential and Proprietary Information. RECONCILIATION OF NON-GAAP MEASURES 22 Adjusted Diluted EPS (1) Represents expenses associated with acquisition and other activities, including transaction costs, post-acquisition employee retention bonuses, severance payments and expense recognition of purchase accounting fair value adjustments (excluding amortization). (2) Represents costs related to our initial public offering and subsequent secondary offerings reflected in selling, general and administrative expenses in our Statement of Operations. (3) Represents the tax impact on non-GAAP adjustments for amortization of intangibles, equity-based compensation, acquisition and other expenses, and offering expenses. Three Months Ended Fiscal Years Ended February 1, 2026 February 2, 2025 February 1, 2026 February 2, 2025 January 28, 2024 Diluted earnings per share $ 0.37 $ 0.33 $ 2.31 $ 2.13 $ 2.15 Amortization of intangible assets 0.19 0.20 0.75 0.75 0.54 Equity-based compensation 0.02 0.02 0.09 0.07 0.04 Acquisition and other expenses (1) — 0.02 0.03 0.05 0.03 Offering expenses (2) — — — — 0.02 Other income (0.03) — (0.03) — — Income tax impact of adjustments (3) (0.02) (0.06) (0.18) (0.22) (0.16) Adjusted Diluted Earnings Per Share $ 0.52 $ 0.51 $ 2.97 $ 2.78 $ 2.62

© Core & Main All Rights Reserved. Confidential and Proprietary Information. RECONCILIATION OF NON-GAAP MEASURES 23 ($ in Millions, Except Share and Per Share Amounts) Free Cash Flow & Free Cash Flow Yield (1) As of February 1, 2026. Fiscal Year Ended Three Months Ended February 1, 2026 February 1, 2026 November 2, 2025 August 3, 2025 May 4, 2025 Operating Cash Flow $ 650 $ 268 $ 271 $ 34 $ 77 Less: Capital Expenditures (46) (15) (8) (10) (13) Free Cash Flow $ 604 $ 253 $ 263 $ 24 $ 64 Class A Shares(1) 188,770,435 Class B Shares(1) 6,611,263 Total Shares Outstanding 195,381,698 Share Price(1) $ 53.36 Market Capitalization 10,426 Free Cash Flow Yield 5.8%

© Core & Main All Rights Reserved. Confidential and Proprietary Information. RECONCILIATION OF NON-GAAP MEASURES 24 ($ in Millions) Net Debt As of February 1, 2026 February 2, 2025 Senior ABL Credit Facility due February 2029 $ — $ 93 Senior Term Loan due July 2028 1,233 1,248 Senior Term Loan due February 2031 933 942 Total Debt $ 2,166 $ 2,283 Less: Cash & Cash Equivalents (220) (8) Net Debt $ 1,946 $ 2,275